                                                                    Exhibit 10.2

                            INDEMNIFICATION AGREEMENT

         This Agreement is made as of June 14, 2001, by and between Hancock Fabrics, Inc., a Delaware corporation (the "Company"), and James A. Austin ("Officer").

                              W I T N E S S E T H :

         WHEREAS, the Company understands that there can be no assurance that directors' and officers' liability insurance will continue to be available to the Company and Officer, and believes that it is possible that the cost of such insurance, if obtainable, may not be acceptable to the Company or the coverage of such insurance, if obtainable, may be reduced below what has historically been afforded; and

         WHEREAS, Officer is unwilling to serve, or continue to serve, the Company as a director without assurances that adequate liability insurance, indemnification or a combination thereof will be provided; and

         WHEREAS, the Company, in order to induce Officer to continue to serve the Company, has agreed to provide Officer with the benefits contemplated by this Agreement, which benefits are intended to supplement or, if necessary, replace directors' and officers' liability insurance; and

         WHEREAS, as a result of the provision of such benefits Officer has agreed to serve or to continue to serve as a director of the Company;

         NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including Officer's service to the Company, the Company and Officer hereby agree as follows:

         1. Definitions. The following terms, as used herein, shall have the following respective meanings:

                  "Covered Amount" means Loss and Expenses which, in type or amount, are not insured under directors' and officers' liability insurance maintained by the Company from time to time.

                  "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Officer or any of the foregoing alleged by any claimant or any claim against Officer by reason of Officer's serving as or being a director, officer, employee, or agent of the Company, or by reason of Officer's serving at the request of the Company as a director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                  "D&O Insurance" means a policy or policies of the directors' and officers' liability insurance issued to the Company and its directors and officers.

         "Determination" means a determination, based on the facts known at the time, made by:

                  (i) A majority of the directors who are not parties to the action, suit or proceeding for which indemnification is considered or being considered, even though less than a quorum; or

                  (ii) Independent legal counsel in a written opinion if there be no such directors, or if such directors so direct; or

                  (iii)    A majority of the shareholders of the Company; or

                  (iv) A final adjudication by a court of competent jurisdiction.

         "Determined" shall have a correlative meaning.

         "Excluded Claim" means any payment for Losses or Expenses in connection with any claim:

                  (i) Based upon or attributable to Officer gaining in fact any personal profit or advantage to which Officer is not entitled; or

                  (ii) For the return by Officer of any remuneration, for which prior approval of the shareholders of the Company was required but not obtained; or

                  (iii) For an accounting of profits in fact made from the purchase or sale by Officer of securities of the Company within the meaning of
Section 16 of the Securities Exchange Act of 1934 as amended, or similar provisions of any state law; or

                  (iv) Resulting from Officer's knowingly fraudulent, dishonest or willful misconduct; or

                  (v) The payment of which by the Company under this Agreement is not permitted by applicable law; or

                  (vi)     Which are not within the Covered Amount.

         "Expenses" means any reasonable expenses incurred by Officer as a result of a claim or claims made against Officer for Covered Acts including, without limitation, counsel fees and costs of investigative, judicial or administrative proceedings or appeals, but, where prohibited by law or public policy, shall not include fines.

         "Loss" means any amount which Officer is legally obligated to pay as a result of a claim or claims made against Officer for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a claim or claims, but, where prohibited by law or public policy, shall not include fines.

         2.       Maintenance of D&O Insurance.

                  (a) The Company represents that it presently has in force and effect policies of D&O Insurance. The Company hereby covenants that it will use its best efforts to maintain a policy or policies no less beneficial to the Company and Officer than the policies in effect on the date hereof. The Company shall not be required, however, to maintain such policy or policies if such insurance is not reasonably available or if, in the reasonable business judgment of the then directors of the Company, either (i) the premium cost for such insurance is disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

                  (b) In all policies of D&O Insurance, Officer shall be named as an insured in such a manner as to provide Officer the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

         3. Indemnification. The Company shall indemnify Officer against, and hold Officer harmless from, the Covered Amount of any and all Losses and Expenses subject, in each case, to the further provisions of this Agreement.

         4.       Excluded Coverage.

                  (a) The Company shall have no obligation to indemnify Officer against, and hold Officer harmless from, any Loss or Expense which has been Determined to constitute an Excluded Claim.


                  (b) The Company shall have no obligation to indemnify Officer against, and hold Officer harmless from, any Loss or Expenses to the extent that Officer is indemnified by the Company pursuant to the provisions of the Company's Certificate of Incorporation or is otherwise in fact indemnified.

         5.       Indemnification Procedures.

                  (a) Promptly after receipt by Officer of notice of the commencement or the threat of commencement of any action, suit or proceeding, Officer shall notify the Company of the commencement thereof if indemnification with respect thereto may be sought from the Company under this Agreement; but the omission so to notify the Company shall not relieve it from any liability that it may have to Officer otherwise than under this Agreement. Such notice may be given by mailing the same by United States mail, registered or certified, return receipt requested, postage prepaid, addressed to the Company at: P.O. Box 2400, Tupelo, Mississippi 38803-2400, Attention: Secretary (or to such other address as the Company may from time to time designate by written notice to Officer).

                  (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Officer. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Officer, all Losses and Expenses payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                  (c) To the extent the Company does not, at the time of the commencement or the threat of commencement of such action, suit or proceeding, have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such action, suit or proceeding will not be payable under the D&O Insurance then in effect, or if for any reason a D&O insurer does not timely pay such Expenses, the Company shall be obligated to pay the Expenses of any such action, suit or proceeding in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel satisfactory to Officer, upon the delivery to Officer of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Officer under this Agreement for any legal or other Expenses subsequently incurred by Officer in connection with such defense other than reasonable Expenses incurred at the request of the Company provided that Officer shall have the right to employ its counsel in any such action, suit or proceeding but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Officer's expense, provided further that if (i) the employment of counsel by Officer has been previously authorized by the Company,
(ii) Officer shall have reasonably concluded that there may be a conflict of interest between the Company and Officer in the conduct of any such defense or
(iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of counsel shall be at the expense of the Company.

                  (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within thirty
(30) days of Officer's written request therefor unless a Determination is made that the claims giving rise to Officer's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligations under Paragraph 5(c) of this Agreement prior to the final disposition of any action, suit or proceeding shall be made within twenty (20) days of Officer's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Paragraph 5(e) of this Agreement.

                  (e) Officer agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any action, suit or proceeding against Officer in the event and only to the extent that a Determination shall have been made that Officer is not entitled to be indemnified by the Company because the claim is an Excluded Claim or because Officer is otherwise not entitled to payment under this Agreement.

         6. Settlement. The Company shall have no obligation to indemnify Officer under this Agreement for any amounts paid in settlement of any action, suit or proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any fine or any obligation on Officer without Officer's written consent. Neither the Company nor Officer shall unreasonably withhold consent to any proposed settlement.

         7. Subrogation. To the extent of any payment under this Agreement, the Company shall be subrogated to all of the rights of recovery of Officer. Officer shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents as are necessary to enable the Company effectively to bring suit to enforce such rights.

         8. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which Officer may be entitled under any provision of the Delaware General Corporation Law or any other provisions of law, the Company's Certificate of Incorporation, its by-laws, or any agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in an official capacity and as to action in any other capacity by holding such office, and shall continue after Officer ceases to serve the Company as a director.

         9.       Enforcement.

                  (a) An adverse Determination shall not foreclose an action to enforce Officer's rights under this Agreement to the extent allowed by law. If a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Officer. The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

                  (b) In the event that any action is instituted by Officer under this Agreement, or to enforce or interpret any of the terms of this Agreement, Officer shall be entitled to be paid all court costs and expenses, including reasonable counsel fees, incurred by Officer with respect to such action, unless the court determines that each of the material assertions made by Officer as a basis for such action was not made in good faith or was frivolous.

         10. Continuation of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Officer is a director, officer, employee or agent of the Company (or serving at the request of the Company as a director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible demand, claim or threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Officer was a director of the Company or serving in any other capacity referred to in this paragraph.

         11. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and such provision, as so limited or modified, and the balance of this Agreement shall be enforceable in accordance with their terms.

         12. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         13. Consent to Jurisdiction. The Company and Officer each hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

         14. Successor and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by, merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Officer.

         15. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

         IN WITNESS WHEREOF, the Company and Officer have executed this agreement as of the day and year first above written.

                                    HANCOCK FABRICS, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------

                                    Its:
                                        ---------------------------------------

                                                                      "Company"

                                    -------------------------------------------
                                    James A. Austin
                                                                      "Officer"